UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2024

Hepion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36856	46-2783806
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

399 Thornall Street, First Floor

Edison, NJ 08837

(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 902-4000

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	HEPA	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of Material Definitive Agreement.

As previously disclosed on July 19, 2024, Hepion Pharmaceuticals, Inc. (the “Company”) entered into an Agreement and Plan of Merger with Pharma Two B Ltd., a company organized under the laws of the State of Israel (“Pharma Two B”) and Pearl Merger Sub, Inc., a Delaware corporation (“Pearl”) and an indirect wholly owned subsidiary of Pharma Two B (the “Merger Agreement”).

Pharma Two B has informed the Company that Nasdaq will not exclude historical losses of the Company from its burn rate calculation and as a result on December 10, 2024, the Company, Pharma Two B and Pearl entered into an agreement to terminate the Merger Agreement (the “Termination Agreement”). Pursuant to the Termination Agreement, the Merger Agreement was terminated.

The summary of the Termination Agreement set forth under this Item 1.02 is qualified in its entirety by reference to the complete terms and conditions of the Termination Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On December 11, 2024, the Company announced (i) the termination of the Merger Agreement and (ii) that its previously announced special meeting of its stockholders scheduled for December 12, 2024 has been cancelled and that it has withdrawn from consideration by the Company’s stockholders the proposals set forth in the Company’s Definitive Proxy Statement on Form F-4 filed with the U.S. Securities and Exchange Commission on November 8, 2024. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Termination Agreement, dated as of December 10, 2024 by and between Hepion Pharmaceuticals, Inc., Pharma Two B Ltd. and Pearl Merger Sub, Inc.

99.1	Press Release dated as of December 11, 2024.

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2024

HEPION PHARMACEUTICALS, INC.

By:	/s/ John Brancaccio
John Brancaccio
Interim Chief Executive Officer

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